UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 9, 2009

TARGA RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-147066	74-3117058
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office and Zip Code)

(713) 584-1000
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

Targa Resources, Inc. (“Targa”) is filing this Current Report on Form 8-K to file the following financial statements: (i) unaudited combined financial statements of the Downstream Assets of Targa Resources, Inc. as of June 30, 2009 and for the six months ended June 30, 2009 and 2008 and (ii) unaudited pro forma condensed combined financial information of Targa Resources Partners LP, (“the Partnership”)  and the Downstream Assets of Targa Resources, Inc. as of June 30, 2009 and December 31, 2008, for the six months ended June 30, 2009 and 2008, and for the years ended December 31, 2008, 2007 and 2006. As previously announced, Targa anticipates that closing of its sale of the Downstream Assets of Targa Resources, Inc. will occur in the third quarter of 2009.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of the Downstream Business. The unaudited combined financial statements (including the notes thereto) of the Downstream Assets of Targa Resources, Inc. as of June 30, 2009 and for the six months ended June 30, 2009 and 2008 are filed as Exhibit 99.1 to this report and incorporated herein by reference.

(b) Pro forma financial information. The unaudited pro forma combined financial information of the Partnership and the Downstream Assets of Targa Resources, Inc. as of June 30, 2009 and for the six months ended June 30, 2009 and 2008, and for the years ended December 31, 2008, 2007 and 2006 is filed as Exhibit 99.2 to this report and incorporated herein by reference.

(d)  Exhibits

Exhibit Number	Description

99.1	Unaudited Combined Financial Statements of the Downstream Assets of Targa Resources, Inc. as of June 30, 2009 and for the six months ended June 30, 2009 and 2008

99.2
Unaudited Pro Forma Combined Financial Information of Targa Resources Partners LP and the Downstream Assets of Targa Resources, Inc. as of June 30, 2009 and for the six months ended June 30, 2009 and 2008, and for the years ended December 31, 2008, 2007 and 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGA RESOURCES, INC.

Dated: September 9, 2009	By:	/s/ Jeffrey J. McParland
Jeffrey J. McParland
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited Combined Financial Statements of the Downstream Assets of Targa Resources, Inc. as of June 30, 2009 and for the six months ended June 30, 2009 and 2008

99.2
Unaudited Pro Forma Combined Financial Information of Targa Resources Partners LP and the Downstream Assets of Targa Resources, Inc. as of June 30, 2009 and for the six months ended June 30, 2009 and 2008, and for the years ended December 31, 2008, 2007 and 2006